Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

15. Income taxes

The Company's operations are conducted by its foreign subsidiaries in Latin America and the Caribbean. The foreign subsidiaries are incorporated under the laws of their respective countries and as such the Company is taxed in such foreign countries.

Statutory tax rates in the countries in which the Company operates for fiscal years 2011, 2010 and 2009 were as follows:

	2011	2010	2009

Puerto Rico	30%	39%	39%
Argentina, Martinique, French Guyana, Guadeloupe, St
Croix, St. Thomas, Aruba and Curacao	35%	35%	35%
Brazil and Venezuela	34%	34%	34%
Colombia	33%	33%	33%
Costa Rica and Peru	30%	30%	30%
Panamá	25%	27.5%	30%
Mexico	30%	30%	28%
Uruguay and Trinidad and Tobago	25%	25%	25%
Ecuador	24%	25%	25%
Chile	20%	17%	17%

Income tax expense for fiscal years 2011, 2010 and 2009 consisted of the following:

	2011	2010	2009
Current income tax expense	$47,485	$64,551	$68,539
Deferred income tax benefit	(2,882)	(61,101)	(49,830)
Income tax expense	$44,603	$3,450	$18,709

Income tax expense for fiscal years 2011, 2010 and 2009 differed from the amounts computed by applying the Company's weighted-average statutory income tax rate to pre-tax income as a result of the following:

	2011	2010	2009
Pre-tax income	$160,403	$109,742	$99,063
Weighted-average statutory income tax rate (i)	32,35%	36.87%	38.18%
Income tax expense at weighted-average statutory tax rate
on pre-tax income	51,890	40,462	37,822
Permanent differences:
Change in valuation allowance	(20,962)	(91,416)	(29,971)
Non-deductible expenses	28,783	31,575	8,224
Tax deductible goodwill in Brazil (ii)	(21,640)	-	-
Withholding income taxes on intercompany transactions	9,038	8,233	-
Loss on amnesty program	-	8,681	-
Others	(2,506)	5,915	2,634
Income tax expense	$44,603	$3,450	$18,709

(i) Weighted-average statutory income tax rate is calculated based on the lump-sum of the income before taxes by country multiplied by the prevailing statutory income tax rate, divided by the consolidated income before taxes.

(ii) In November 2010, the Company completed the corporate reorganization of its companies in Brazil that was commenced on December 29, 2008. Among other corporate synergies, the reorganization resulted in contribution of the shares of the Brazilian operating entities to a new holding company and generated a tax deductible goodwill amounting to $310 million. The goodwill is deductible in Brazil for income tax purposes through its amortization in a period of 60 months starting in December 2010 following the merger of the Brazilian entities. The Company did not recognize any deferred tax asset for this benefit following the exemption in ASC 740-10-25-3.e. applicable to intercompany transfers. Therefore, the tax benefit is being recognized when realized on the tax return and applied to reduce income tax expense.

The tax effects of temporary differences that give rise to the Company's deferred tax assets and liabilities at December 31, 2011 and 2010 are presented below:

	2011	2010
Tax loss carryforwards (i)	$273,344	$314,057
Purchase price allocation adjustment	105,457	131,624
Other deferred tax assets (ii)	104,670	63,514
Property and equipment – difference in depreciation rates	(61,411)	(69,838)
Other deferred tax liabilities (iii)	(23,374)	(24,205)
Valuation allowance (iv)	(223,775)	(220,182)
Net deferred tax asset	$174,911	$194,970

(i) As of December 31, 2011, the Company and its subsidiaries had accumulated operating tax loss carryforwards amounting to $946,165. These operating tax loss carryforwards expire as follows:

2011
Fiscal year 2012	$705
Fiscal year 2013	19,013
Fiscal year 2014	2,562
Fiscal year 2015	2,141
Fiscal year 2016	26,943
Thereafter	302,233
Without expiration terms	592,568
$946,165

(ii) Primarily related to property and equipment, allowances and provisions. (iii) Primarily related to intangible assets and foreign currency exchange gains.

(iv) In assessing the realizability of deferred income tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Balance sheets classification of deferred taxes at December 31, 2011 and 2010 is as follows: current deferred tax assets of $36,713 in 2011 and $10,584 in 2010; non-current deferred tax assets of $142,848 in 2011 and $190,764 in 2010; and non-current deferred tax liabilities of $4,650 in 2011 and $6,378 in 2010.

Deferred income taxes have not been recorded for temporary differences related to investments in certain foreign subsidiaries. These temporary differences were approximately $82.6 million at December 31, 2011 and consisted of undistributed earnings considered permanently invested in subsidiaries. The amount of the corresponding unrecognized deferred tax liability was $26.3 million as of December 31, 2011.

As of December 31, 2011 and 2010, the Company's gross unrecognized tax benefits totaled $6,088 and $4,770 (including interests and penalties), respectively, that would favorably affect the effective tax rate if resolved in the Company's favor. These amounts are mainly included in income tax payable on the consolidated balance sheets for 2011 and 2010, respectively. The Company is regularly under audit in multiple tax jurisdictions. It is reasonably possible that, as a result of audit progression within the next 12 months, there may be new information that causes the Company to reassess the total amount of unrecognized tax benefits recorded. While the Company cannot estimate the impact that new information may have on our unrecognized tax benefit balance, we believe that the liabilities that are recorded are appropriate and adequate as determined under ASC 740. The Company is generally no longer subject to income tax examinations by tax authorities for years prior to 2005.